EXHIBIT     DESCRIPTION

EX-99.B1a   Amended  Declaration  of Trust dated May 31, 1995,  is  incorporated herein by reference to Exhibit 1(d) of Post-Effective  Amendment No.
            22 filed on October 27, 1995 (Accession # 717316-95-000007).

EX-99.B1b   Amendment to the Declaration of Trust is included herein.

EX-99.B2 Amended and Restated Bylaws dated May 17, 1995 are incorporated herein by reference to Exhibit 2(d) of Post-Effective Amendment No. 22 filed on October 27, 1995 (Accession # 717316-95-000007).

EX-99.B4 Specimen copy of Limited-Term Tax-Free Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 16.

EX-99.B5    Investor  Class  Management   Agreement   between  American  Century
            California Tax-Free and Municipal Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust filed on July 31, 1997 (Accession # 773674-97-000014).

EX-99.B6 Distribution Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Services, Inc. dated as of August 1, 1997, is incorporated herein by reference to
            Exhibit 6 of Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust filed on July 31, 1997 (Accession # 773674-97-000014).

EX-99.B8 Custodian Agreement between American Century California Tax-Free and Municipal Funds and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 31 to the Registration Statement of American Century Government Income Trust filed on February 7, 1997 (Accession # 0000773674-97-000002).

EX-99.B9 Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust filed on July 31, 1997 (Accession #773674-97-000014).

EX-99.B10   Opinion and consent of counsel as to the legality of the  securities being registered, dated October 22, 1997 is incorporated herein by reference to Rule 24f-2 Notice filed on October 22, 1997 (Accession
            # 717316-97-000008).

EX-99.B11   Consent of KPMG Peat Marwick, LLP, independent auditors, is included herein.

EX-99.B16   Schedule for computation of each performance  quotation  provided in response to Item 22 is included herein.

EX-99.B17   Power of Attorney dated February 28, 1997, is included herein.

EX-27.4.1   FDS - California Tax-Free Money Market Fund

EX-27.4.2   FDS - California Municipal Money Market Fund

EX-27.5.3   FDS - California Intermediate-Term Tax-Free Fund

EX-27.5.4   FDS - California Long-Term Tax-Free Fund

EX-27.5.5   FDS - California High-Yield Municipal Fund

EX-27.5.6   FDS - California Insured Tax-Free Fund

EX-27.5.7   FDS - California Limited-Term Tax-Free Fund